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                                                                     EXHIBIT 4.1

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


      NUMBER                                          Eprise                                               SHARES
-------------------                                Corporation                                       -------------------

EPRS                                            EPRISE CORPORATION

-------------------                                COMMON STOCK                                      -------------------

                                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                 CUSIP 294352 10 9


THIS CERTIFIES THAT
                                                                                                         SEE REVERSE FOR
                                                                                                     CERTIFICATE DEFINITIONS


                                                                                                     COUNTERSIGNED AND REGISTERED
                                                                                                       EQUISERVE TRUST COMPANY, N.A.
                                                                                                       TRANSFER AGENT AND REGISTRAR

                                                                                                     BY /s/ [illegible]
                                                                                                       AUTHORIZED SIGNATURE


is the owner of



                           fully paid and non-assessable shares of the COMMON STOCK, $.001 par value, of
======================================================== EPRISE CORPORATION ========================================================
(hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware, the
Certificate of Incorporation and the By-Laws of the Corporation and all amendments thereto.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.
Dated


     /s/ J. G. Forgione                                  EPRISE CORPORATION                                   /s/ M. Gray
                                                              CORPORATE
     PRESIDENT                                                   SEAL                                         SECRETARY
                                                                 1992
                                                               DELAWARE


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THE CORPORATION HAS MORE THAN ONE CLASS OR SERIES OF STOCK AUTHORIZED TO BE
ISSUED, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF STATE OF DELAWARE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as they were written out in full according to applicable laws or regulations:

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
TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT --________Custodian_______
TEN ENT   -- as tenants by the entireties                               (Cust)          (Minor)
JT TEN    -- as joint tenants with right of                          under Uniform Gifts to Minors
             survivorship and not as tenants                           Act_____________________
             in common                                                          (State)
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    Additional abbreviations may also be used though not in the above list.

For value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------- Shares of
the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

(Signature)___________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY OTHER CHANGE WHATEVER.

Signature(s) Guaranteed:

By_______________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.